Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Small Cap Growth Fund

(the “Fund”)

Supplement dated June 12, 2024, to the Statement of Additional Information

(“SAI”) of the Fund, dated October 1, 2023, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Portfolio Managers— Other Accounts” is revised as follows:

The sub-section entitled “Small Cap Growth Fund” — JPMIM” is deleted in its entirety and replaced with the following:

Fund	Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of April 30, 2024) Unless otherwise noted
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Small Cap Growth Fund	JPMIM[1]	Eytan M. Shapiro, CFA Matthew Cohen Phillip Hart, CFA Michael Stein, CFA	3 3 15 1	5,412 4,710 8,959 3,603	4 4 4 2	3,192 1,275 1,207 585	1 1 3 0	329 329 871 0

1 The total value and number of accounts managed by a JPMIM portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts. Matthew Cohen, M.D. has announced his retirement from J.P. Morgan Investment Management Inc. in the spring of 2025. Dr. Cohen will continue to serve on the portfolio management team of the Fund until his retirement, and upon his retirement, the current portfolio managers, Eytan Shapiro, Phillip D. Hart, and Michael Stein, will assume full authority over the day-to-day management of the Fund. Mr. Shapiro will continue as the lead portfolio manager of the Fund.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.